UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): April 26, 2005


                            O'REILLY AUTOMOTIVE, INC.
             (Exact Name of Registrant as Specified in Its Charter)


         Missouri                                      44-0618012
--------------------------------------------------------------------------------
(State or Other Jurisdiction                  (IRS Employer Identification No.)
     of Incorporation)

                                233 S. Patterson
                           Springfield, Missouri 65802
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)


                                  417-862-6708
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                (Not Applicable)
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-d(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240-13e-4(c))

Section 2 - Financial Information
Item 2.02  Results of Operations and Financial Condition.

On April 26, 2005, O'Reilly Automotive, Inc. issued a press release announcing first quarter earnings. The text of the press release is attached hereto as
Exhibit 99.1.


Section 7 - Regulation FD
ITEM 7.01. REGULATION FD DISCLOSURE

On April 26, 2005, O'Reilly Automotive, Inc. issued a press release announcing first quarter earnings. The text of the press release is attached hereto as
Exhibit 99.1.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

Exhibit
Number         Description
------         -----------------------------------------------------------------

 99.1          Press Release dated April 26, 2005

The information in this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 28, 2005
                                     O'REILLY AUTOMOTIVE, INC.

                                     By:/s/ James R. Batten
                                     -------------------------------------------
                                     James R. Batten
                                     Executive Vice President of Finance
                                      Chief Financial Officer and Treasurer
                                      (principal financial officer)

FOR IMMEDIATE RELEASE

For further information contact:                              Greg Henslee
                                                              Jim Batten
                                                              (417) 862-3333
________________________________________________________________________________

                    O'REILLY AUTOMOTIVE, INC. REPORTS RECORD
                           2005 FIRST QUARTER RESULTS
                 7.1% INCREASE IN COMPARABLE STORE PRODUCT SALES
                      20.4% INCREASE IN EARNINGS PER SHARE
________________________________________________________________________________

Springfield, MO, April 26, 2005 -- O'Reilly Automotive, Inc. ("O'Reilly" or "the Company") (Nasdaq: ORLY) today announced record revenues and earnings for the first quarter of 2005, representing 46 quarters of record revenues and earnings for O'Reilly since becoming a public company in April 1993.

Net income, before cumulative effect of accounting change, for the first quarter ended March 31, 2005, totaled $33.2 million, up 21.7% from $27.3 million for the same period in 2004. Diluted earnings per common share, before cumulative effect of accounting change, for the first quarter of 2005 increased 20.4% to $0.59 on
56.3 million shares compared to $0.49 for the first quarter of 2004 on 55.4 million shares. Product sales for the three months ended March 31, 2005, totaled $466.2 million, up 15.6% from $403.3 million for the same period a year ago. Gross profit for the first quarter of 2005 increased to $196.2 million (or 42.1% of product sales) from $169.6 million (or 42.1% of product sales) for the first quarter of 2004, representing an increase of 15.7%. Operating, Selling, General and Administrative ("OSG&A") expenses increased to $142.6 million (or 30.6% of product sales) for the first quarter of 2005 from $125.6 million (or 31.1% of product sales) for the first quarter of 2004, representing an increase of 13.6%.

Comparable store product sales for stores open at least one year increased 7.1% and 12.4% for the first quarter of 2005 and 2004, respectively.

"We are very pleased with our 7.1% comparable store product sales increase, especially considering the difficult comparison of the 12.4% comparable store sales increase in the first quarter of 2004," stated Greg Henslee, CEO and Co-President. "We're equally pleased with our team's focus on expense management during the quarter as we completed the opening of our eleventh distribution center in Atlanta, Georgia."

"New store openings are well underway with 37 net new stores opened during the first quarter of 2005," said Ted Wise, COO and Co-President.

The Company will host a conference call Wednesday, April 27, 2005, at 10:00 a.m. central time to discuss its results, as well as future expectations. The call will be available by web cast at www.oreillyauto.com, www.vcall.com or www.streetevents.com. Investors may listen to the conference call live on the Company's web site, www.oreillyauto.com, by clicking "News". A replay will also be available on the web site shortly after the call, on the Company's website.

O'Reilly Automotive, Inc. is one of the largest specialty retailers of automotive aftermarket parts, tools, supplies, equipment and accessories in the United States, serving both the do-it-yourself and professional installer markets. Founded in 1957 by the O'Reilly family, the Company operated 1,286 stores within the states of Alabama, Arkansas, Florida, Georgia, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Mississippi, Missouri, Nebraska, North Carolina, Oklahoma, South Carolina, Tennessee, Texas and Virginia as of March 31, 2005.

The Company claims the protection of the safe-harbor for forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by forward-looking words such as "expect," "believe," "anticipate," "good," "plan," "intend," "estimate," "project," "will" or similar words. In addition, statements contained within this press release that are not historical facts are forward-looking statements, such as statements discussing among other things, expected growth, store development and expansion strategy, business strategies, future revenues and future performance. These forward-looking statements are based on estimates, projections, beliefs and assumptions and are not guarantees of future events and results. Such statements are subject to risks, uncertainties and assumptions, including, but not limited to, competition, product demand, the market for auto parts, the economy in general, inflation, consumer debt levels, governmental approvals, our ability to hire and retain qualified employees, risks associated with the integration of acquired businesses, weather, terrorist activities, war and the threat of war. Actual results may materially differ from anticipated results described or implied in these forward-looking statements. Please refer to the Risk Factors sections of the Company's Form 10-K for the year ended December 31, 2004, for more details.

                   O'REILLY AUTOMOTIVE, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                                   March 31,    December 31,
                                                     2005           2004
                                                 -----------    -----------
                                                 (Unaudited)       (Note)
                                                       (In thousands)
Assets
Current assets:
 Cash and cash equivalents                       $    89,270    $    69,028
 Accounts receivable, net                             63,180         60,928
 Amounts receivable from vendors, net                 42,631         52,976
 Inventory                                           649,297        625,320
 Other current assets                                  5,763          5,225
                                                 -----------    -----------
   Total current assets                              850,141        813,477

Property and equipment, at cost                      835,860        791,794
Accumulated depreciation and amortization            235,962        224,301
                                                 -----------    -----------
   Net property and equipment                        599,898        567,493

Notes receivable, less current portion                27,375         21,690
Other assets, net                                     27,653         29,697
                                                 -----------    -----------
Total assets                                     $ 1,505,067    $ 1,432,357
                                                 ===========    ===========

Liabilities and shareholders' equity
Current liabilities:
 Income taxes payable                            $    16,099    $     9,736
 Accounts payable                                    258,470        240,548
 Accrued payroll                                      15,779         15,130
 Accrued benefits and withholdings                    40,159         35,794
 Deferred income taxes                                11,370          7,198
 Other current liabilities                            23,061         24,817
 Current portion of long-term debt                       591            592
                                                 -----------    -----------
   Total current liabilities                         365,529        333,815

Long-term debt, less current portion                 100,173        100,322
Deferred income taxes                                 38,165         38,440
Other liabilities                                     12,184         11,963

Shareholders' equity:
 Common stock, $0.01 par value:
   Authorized shares - 90,000,000
   Issued and outstanding shares
   - 55,602,945 at March 31, 2005,
   and 55,377,130 at December 31, 2004                   556            554
 Additional paid-in capital                          334,634        326,650
 Retained earnings                                   653,826        620,613
                                                 -----------    -----------
    Total shareholders' equity                       989,016        947,817
                                                 -----------    -----------
Total liabilities and shareholders' equity       $ 1,505,067    $ 1,432,357
                                                 ===========    ===========

Note: The balance sheet at December 31, 2004, has been derived from the audited financial statements at that date, but does not include all of the information and footnotes required by United States generally accepted accounting principles for complete financial statements.

                   O'REILLY AUTOMOTIVE, INC. AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (Unaudited)

                                                          Three Months Ended
                                                                March 31,
                                                        ------------------------
                                                          2005            2004
                                                        ----------    ----------
                                                  (In thousands, except per share data)
Product sales                                           $  466,239    $  403,294
Cost of goods sold, including warehouse
  and distribution expenses                                270,070       233,701
                                                        ----------    ----------
Gross profit                                               196,169       169,593
Operating, selling, general and
  administrative expenses                                  142,588       125,566
                                                        ----------    ----------
Operating income                                            53,581        44,027
Other expense, net                                            (668)         (446)
                                                        ----------    ----------
Income before income taxes and cumulative
  effect of accounting change                               52,913        43,581
Provision for income taxes                                  19,700        16,296
                                                        ----------    ----------
Income before cumulative effect of
  accounting change                                         33,213        27,285

Cumulative effect of accounting change,
    net of tax, $13,303                                          -        21,892
                                                        ----------    ----------
Net income                                              $   33,213    $   49,177
                                                        ==========    ==========
Net income per common share:
  Income before cumulative effect
    of accounting change                                $     0.60    $     0.50
  Cumulative effect of accounting
    change, net of tax                                           -          0.40
                                                        ----------    ----------
  Net income                                            $     0.60    $     0.90
                                                        ==========    ==========
Net income per common share
   - assuming dilution:
  Income before cumulative effect
    of accounting change                                $     0.59    $     0.49
  Cumulative effect of accounting
    change, net of tax                                           -          0.39
                                                        ----------    ----------
  Net income                                            $     0.59    $     0.88
                                                        ==========    ==========
Weighted-average common shares
  outstanding - basic                                       55,448        54,694
                                                        ==========    ==========
Adjusted weighted-average common shares
  outstanding - assuming dilution                           56,255        55,381
                                                        ==========    ==========

                   O'REILLY AUTOMOTIVE, INC. AND SUBSIDIARIES
                         SELECTED FINANCIAL INFORMATION
                                   (Unaudited)

                                                     March 31,
                                               --------------------
                                                 2005        2004
                                               --------    --------
Inventory turnover (1)                              1.7         1.7
Inventory turnover, net of payables (2)             2.6         2.4

AP to inventory (3)                                39.8%       32.9%
Debt-to-capital (4)                                 9.3%       10.8%
Return on equity (5)                               13.5%       14.3%
Return on assets (6)                                8.9%        9.4%

Square footage (in thousands)                     8,561       7,510

Store count:
  New stores, net (three months ended)               37          23
  Total stores                                    1,286       1,132

Total employment                                 18,238      16,540

                                                      Three Months Ended
                                                          March 31,
                                                   ----------------------
                                                      2005         2004
                                                   ---------    ---------
Other information (in thousands):
  Capital expenditures                             $  45,570    $  40,078
  Depreciation & amortization                      $  13,245    $  10,894
  Interest expense                                 $   1,100    $     895
  Lease & rental expense                           $  10,156    $   8,833

Sales per weighted-average square foot (7)         $   54.41    $   53.44

Sales per weighted-average
     store (in thousands) (8)                      $     363    $     354

(1) Calculated as cost of sales for the last 12 months divided by average inventory. Average inventory is calculated as the simple average of beginning and ending inventory for the same period used in determining the numerator.

(2) Calculated as cost of sales divided by average inventory less accounts payable. Average inventory is calculated as the simple average of beginning and ending inventory for the same period used in determining the numerator.

(3)  Accounts payable divided by inventory.

(4) The sum of long-term debt and current portion of long-term debt, divided by the sum of long-term debt, current portion of long-term debt and total shareholders' equity.

(5) Last 12 months net income divided by average shareholders' equity. Average shareholders' equity is calculated by taking a simple average of the beginning and ending shareholders' equity for the same period used in determining the numerator.

(6) Last 12 months net income divided by average total assets. Average total assets is calculated by taking a simple average of the beginning and ending total assets for the same period used in determining the numerator.

(7) Total sales less jobber sales, divided by weighted-average square feet. Weighted-average sales per square foot is weighted to consider the approximate dates of store openings or expansions.

(8)  Total  sales  less  jobber  sales,  divided  by  weighted-average   stores.
     Weighted-average sales per store is weighted to consider the approximate dates of store openings or expansions.